UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                November 19, 2003


                           MONMOUTH COMMUNITY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         New Jersey                         0-27428              22-3757709
--------------------------------         ------------       --------------------
(State or other jurisdiction of          (Commission            (IRS Employer
       incorporation)                    File Number)       Identification No.)

627 Second Avenue, Long Branch, New Jersey                      07740
------------------------------------------------          ---------------------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events
        ------------

On November 19, 2003, Monmouth Community Bancorp issued the following press release:

Monmouth Community Bancorp To Be Included In America's Community Bankers NASDAQ Index

LONG BRANCH, NEW JERSEY, November 19, 2003, Monmouth Community Bancorp (NASDAQ Small Cap Market; MCBK) is pleased to announce that its common stock will be included in a newly formed NASDAQ stock index.

The NASDAQ Stock Market (NASDAQ(R)), the world's largest electronic stock market, and America's Community Bankers (ACB), the national trade association for community banks, recently announced the creation of the nation's most broadly diversified stock index for community banks.

The index, which will be known as America's Community Bankers NASDAQ Index, is scheduled to launch on December 8, 2003.

According to James S. Vaccaro, Chairman and CEO of Monmouth Community Bancorp, "The creation of this new index should bring more visibility to community bank stocks and Monmouth Community Bancorp is proud to be a `charter' index member."

ACB and NASDAQ developed this index as a yardstick for the capital market to use in measuring the performance of community bank stocks. Community banks help fuel the economy by funding new business formation, expanding small business development, participating in local community economic development, and serving the unique needs of their customers and their communities.

The America's Community Bankers NASDAQ Index is expected to include more than 500 NASDAQ-listed banks and thrifts or their holding companies. Such institutions are to be selected by ACB and are expected to represent over $150 billion in market capitalization. Based on FDIC data, the list will not include any of (i) the 50 largest banks based on asset size, (ii) banks classified as having an "international specialization" and (iii) banks classified as having a "credit card specialization."

Monmouth Community Bancorp is the holding company and sole shareholder of Monmouth Community Bank, N.A., a nationally chartered commercial bank, which commenced operations in the second half of 1998. Monmouth Community Bank provides a full range of banking services to both individual and business customers through six, full-service branch facilities located in Monmouth County, New Jersey.

Statements about the future expectations of Monmouth Community Bancorp and Monmouth Community Bank, including future revenues and earnings, and all other statements in this press release other than historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Since these statements involve risks and uncertainties and are subject to change at any time, the companies' actual results could differ materially from expected results. Among these risks, trends and uncertainties are the effect of governmental regulation on Monmouth Community Bank, the availability of working capital, the cost of personnel, and the competitive market in which Monmouth Community Bank competes.

CONTACTS:

Monmouth Community Bank, N.A.
James S. Vaccaro, Chairman and CEO, 732-571-1300
Anthony Giordano, III, SVP and CFO, 732-923-1115



                                    * * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MONMOUTH COMMUNITY BANCORP
                                               ---------------------------------
                                                      (Registrant)



                                            By: /s/ James S. Vaccaro
                                                --------------------------------
                                               James S. Vaccaro
                                               Chairman and Chief Executive
                                               Officer


Date:  November 19, 2003